UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a‑6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a‑12

ATEA PHARMACEUTICALS, INC.

(Name of Registrant as Specified In Its Charter)

_____________________________________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒ No fee required
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☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a‑6(i)(1) and 0‑11

Your **Vote** Counts!

ATEA PHARMACEUTICALS, INC.

2023 Annual Meeting
Vote by June 15, 2023
11:59 PM ET

ATEA PHARMACEUTICALS, INC.
225 FRANKLIN STREET, SUITE 2100
BOSTON, MA 02110

V08273-P89201

You invested in ATEA PHARMACEUTICALS, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 16, 2023.**

Get informed before you vote

View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting them prior to June 2, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

June 16, 2023
9:00 AM EDT

Virtually at:
www.virtualshareholdermeeting.com/AVIR2023

*Please check the meeting materials for any special requirements for meeting attendance.

V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming Annual Meeting of Stockholders. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. Election of Class III Directors **Nominees:** 01) Jerome Adams, M.D. 02) Barbara Duncan	For
2. Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.	For
3. Approval, on an advisory (non-binding) basis, of the compensation of the named executive officers of the Company.	For

NOTE: To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Delivery Settings".

V08274-P89201